UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2011

CDEX INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49845	52-2336836
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4555 South Palo Verde, Suite 123 Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 745-5172
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2011 the registrant and Jeffrey K. Brumfield, the registrant’s CEO, entered into an employment agreement effective January 21, 2011. The agreement provides for payment to Mr. Brumfield of an annual cash salary of $120,000 as well as 8,000,000 stock options, which will vest 1/2 on the effective date of the agreement, and the remaining 1/2 over the next two years subject to the attainment of certain performance goals.

The form of the Employment Agreement is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No. Exhibit Description

99.1 Brumfield Employment Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDEX INC.

Date: January 27, 2011	By:	/s/ Stephen McCommon
Stephen McCommon, CFO